Voyageur Investment Trust II
           Delaware-Voyageur Tax-Free Florida Intermediate Fund

                   Supplement dated October 14, 1998
                   to Prospectus dated April 30, 1998


     At a meeting of the Board of Trustees of Voyageur Investment Trust II, the Board voted to liquidate the Delaware-Voyageur Tax-Free Florida Intermediate Fund (the "Fund"). It is expected that the Fund will be liquidated on or about November 18, 1998. The Fund has been closed to new investment and shareholders may redeem their shares until the date of liquidation.